                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                             ---------------------


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)              20-Dec-96

        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates. Series 1995-2)




                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


        Delaware                  33-94518                    22-6680064
        --------                  --------                    ----------

        State or other            (Commission                 (IRS Employer
        jurisdiction of           File Number)                ID Number)
        incorporation)


        2840 Morris Avenue, Union, New Jersey                   07083
        ------------------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                             908-686-2000
                                                         ------------



                                     n/a
        ------------------------------------------------------------------
           (Former name or former address, if changed since last report)

        Item 5          Other Events
                        -----------------------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to
      Class A Certificateholders for the remittance date of:    20-Dec-96


        Item 7          Financial Statements and Exhibits
                        ---------------------------------

      The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                      SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                         THE MONEY STORE INC.
                                                         TMS AUTO HOLDINGS, INC.



                                                         By: \S\ James K. Ransom
                                                         -----------------------
                                                          James K. Ransom
                                                         Vice President









Dated: December 31, 1996

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates


               IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1995 - 2 FOR THE DECEMBER 13, 1996 DETERMINATION DATE

     DISTRIBUTION DATE        12/20/96          MONTHLY PERIOD      Nov-96

A. Information Regarding the Current Monthly Distribution :

   I.CERTIFICATES

            (a)  The aggregate amount of the distribution to
                 Certificateholders from the Collection Account                 2,255,319.73

            (b)  The amount of the distribution set forth in  A. 1. (a)
                 above in respect of interest from the Collection Account       203,644.35

            (c)  The amount of the distribution set forth in  A. 1. (a)
                 above in respect of principal from the Collection Account      2,051,675.38

            (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                 on the Policy (Deficiency Claim Amount), if there are no
                 available funds in the Spread Account.                                 0.00

            (e)  The amount of the distribution set forth in  A. 1. (a)
                 above per $1,000 interest                                        37.5886622

            (f)  The amount of the distribution set forth in  A. 1. (b)
                 above per $1,000 interest                                         3.3940725

            (g)  The amount of the distribution set forth in  A. 1. (c)
                 above per $1,000 interest                                        34.1945897

            (h)  The amount of the distribution set forth in  A. 1. (d)
                 above per $1,000 interest                                         0.0000000


B. Information Regarding the Performance of the Trust :

   I.POOL AND CERTIFICATE BALANCES

            (a)  The Pool Balance as of the close of business
                 on the last day of the preceding Monthly Period               39,367,514.20

            (b)  The Certificate Balance as of the close of business
                 on the last day of the preceding Monthly Period, after
                 giving effect to payments allocated to principal set
                 forth in Paragraph  A. 1. (c)  above                          39,367,514.20

            (c)  The Certificate Factor as of the close of business on the
                 last day of the preceding Monthly Period                          0.6561252

2.SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
              Servicer with respect to the preceding Monthly Period
              from the Collection Account                                                           0.00
         (b)  The amount of such Servicing Fee per $ 1,000 interest                            0.0000000
         (c)  The amount of any unpaid Servicing Fee                                          101,263.35
         (d)  The change in the amount of any unpaid Servicing Fee
              from the previous Distribution Date                                            (101,263.35)

3.OTHER FEES

         (a) The aggregate amount of Trustee Fees paid to the Trustee
             from the Collection Account                                                          333.33
         (b) The aggregate amount of Insurance Premium paid to the
             Certificate Insurer from the Collection Account                                    8,201.56

4.PAYMENT SHORTFALLS

         (a)  The amount of the Interest Carryover Shortfall after
              giving effect to the payments set forth in Paragraph
              A. 1. (b) above                                                                       0.00
         (b)  The amount of such Interest Carryover Shortfall
              per $1,000 Interest                                                              0.0000000
         (c)  The change in the amount of the Interest Carryover Shortfall
              from the previous Distribution Date                                                   0.00
         (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
              A. 1. (c) above                                                                       0.00
         (e)  The amount of such Principal Carryover Shortfall
              per $1,000 Interest                                                              0.0000000
         (f)  The change in the amount of the Principal Carryover Shortfall
              from the previous Distribution Date                                                    0.00

5.REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread Account                     423,857.15
                1.  Cram Down Losses                                         6,133.52
                2.  Losses on Liquidated Receivables                         417,723.63
         (b)  Aggregate Realized Losses, if any,
                1.  Preceding Monthly Period                                 Nov-96         2,302,644.66
                2.  Second preceding Monthly Period                          Oct-96         1,878,787.51

6.PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                               0.00

7.PAYAHEAD ACCOUNT

         (a)  The aggregate Payahead Balance                                                   85,657.99
         (b)  The change in the Payahead Balance from the
              previous Distribution Date                                                       (5,214.35)
            (1)  The aggregate Payaheads pursuant to Section 14.03
                 for the Monthly Period which were transferred from
                 the Collection Account to the Payahead Account.                               12,551.56
            (2)  The portion of the Payaheads constituting Scheduled
                 Payments on PreComputed Receivables or the portion
                 that are applied to Prepay a PreComputed Receivable in

                 full pursuant to Section 14.03 which were transferred from

                 the Payahead Account to the Collection Account.                               17,765.91
         (c)  The investment earnings on funds in the Payahead Account
              (transferred from the Payahead to the Collection Account) and
               payable to the Seller as Supplemental Servicing Fee                                390.70

                                      (2)

 8.SPREAD ACCOUNT

          (a)  The Spread Account balance after giving effect to
               distributions made on such Distribution  Date                                4,412,078.86
          (b)  The change in the Spread Account balance on such
               Distribution  Date                                                              13,339.88
          (c)  The Amount withdrawn from the Spread Account and
               payable to the Certificateholders (Deficiency Claim Amount)                          0.00
          (d)  The Amount withdrawn from the Spread Account and
               payable to the Seller  (Remaining Funds).                                            0.00
          (e)  The investment earnings on funds in the Spread Account
               (transferred from the Spread to the Collection Account) and
               payable to the Seller as Supplemental Servicing Fee                             18,700.03

 9.THE POLICY

          The amount distributable from the Policy and payable to the
          Certificateholders, after giving effect to withdrawals from the
          Spread Account (Deficiency Claim Amount)                                                  0.00

 10.THE NOTICES

          (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                    $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
                of Section 14.06 (b)

          (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                    $0.00  to be withdrawn from the Policy to fund the amount
                payable on the related Distribution Date for items (i) thru (v) of
                Section 14.06 (b)

 11.TERMINATION OF TRUST

          The amount to be distributed to the Certificateholders from the Collection
          Account pursuant to the Termination of the Trust ( Section 20.01 )                        0.00

 12.OTHER INFORMATION

          Pursuant to Section 13.09 (b) (i)
          (a) Delinquency Ratio                                                    5.2120%
          (b) Average Delinquency Ratio                                            5.2995%
          (c) Default Rate                                                        14.7778%
          (d) Average Default Rate                                                13.3493%
          (e) Net Loss Rate                                                       12.1023%
          ( f) Average Net Loss Rate                                               8.7858%

          Pursuant to Section 13.09 (b) (ii)
          Trigger Event occurred as of          12/13/96                YES

          Pursuant to Section 13.09 (b) (iii)
          Prior Trigger Event Deemed Cured  as                          NO

          Pursuant to Section 13.09 (b) (iv)
          Insurance Agreement Event of Default                          NO

          Weighted Average Rate                                                                    19.36%
          Weighted Average Remaining Term                                                          41.55


 **NOTE** Pursuant to Section 14.02 (b)
          Amount deposited into the Collection Account due to
          mistaken deposits, postings or checks returned for
          insufficient funds to be reimbursed to the Servicer                                       0.00

                                      (3)

  13.OTHER INFORMATION - II

           i.   Amounts collected by the Servicer                                   2,277,194.50

           ii.  Aggregate amount received by the Trust
                from the Servicer. (exclusive of amounts in the
                Spread Account, amounts received from the
                Certificate Insurer and advances by the
                Servicer).                                                          2,277,194.50

           iii. Reimbursements to the Certificate Insurer                                   0.00

           iv.  Amount drawn on the Policy                                                  0.00

           v.   Remaining outstanding balance available
                to be drawn under the Policy:                                               0.00

           vi.. Delinquency information:

                      Receivables that are 30 Days Delinquent                       1,385,043.57
                      Receivables that are 60 Days Delinquent                         498,757.78
                      Receivables that are 90 Days Delinquent                         189,770.08

14. PRE-FUND ACCOUNT

           (a)  The Pre-Fund Account balance after giving effect to
                distributions made on such Distribution  Date                               0.00
           (b)  The Pre-Fund Account Balance per $ 1,000 interest                      0.0000000
           (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                to the Collection Account (payable to the Certificateholders)               0.00
           (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest       0.0000000
           (e)  The interest earnings on funds in the Pre-Fund Account
                (transferred from the Pre-Fund to the Collection Account) and
                remitted to the Seller as Supplemental Servicing Fee                        0.00

15. CAPITALIZED INTEREST ACCOUNT

           (a)   The Capitalized Interest Account balance after giving effect to
                 distributions made on such Distribution Date                              0.00
           (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                 Certificateholders)                                                       0.00
           (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                 Sellers)                                                                  0.00
           (e)   The interest earnings on funds in the Capitalized Interest Account
                 (transferred from the Capitalized Interest to the Collection Account)
                 and remitted to the Seller as Supplemental Servicing Fee                  0.00


                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.

                       THE MONEY STORE AUTO FINANCE INC.




              'BY: \s\ Harry Puglisi
              ----------------------
                      HARRY  PUGLISI
                      TREASURER







                                      (5)